                       [LOGO OF CENTURYSOUTHBANKS INC.]

March 24, 1997





Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Century South Banks, Inc. ("CSBI") which will be held at 2:00 p.m., Dahlonega, Georgia time, Wednesday, April 23, 1997, at North Georgia College, Stewart Center for Continuing Education, Dahlonega, Georgia 30533.

The enclosed Notice of Annual Meeting and Proxy Statement contain details regarding the business to come before the Shareholders at the Annual Meeting. Please sign and return your proxy in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you do attend and wish to vote in person, you may cancel the proxy at the meeting. It is important that you complete and mail your proxy as soon as possible.

Matters which will be discussed at the Annual Meeting include proposals to (i) establish the number of members of the Board of Directors at 15, (ii) elect 15 regular directors and six directors emeritus to serve for the ensuing year, and
(iii) ratify the appointment of KPMG Peat Marwick LLP as independent certified public accountants of CSBI for calendar year 1997.

The Board of Directors at present knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the proxy will have discretionary authority to vote proxies with respect to such matters in accordance with the recommendations of the Board of Directors of CSBI. If you should have questions concerning the Annual Meeting of CSBI, please feel free to call me.


                               For the Board of Directors,


                               /s/ Susan Anderson
                               Susan J. Anderson, Senior Vice President
                               and Chief Financial Officer
                               Secretary-Treasurer

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 1997


TO THE HOLDERS OF COMMON STOCK OF CENTURY SOUTH BANKS, INC.



The Annual Meeting of Shareholders of Century South Banks, Inc. ("CSBI") will be held at North Georgia College, Stewart Center For Continuing Education, Dahlonega, Georgia 30533, on Wednesday, April 23, 1997 at 2:00 p.m., Dahlonega, Georgia time, for the following purposes:

1. To vote on a proposal to establish the number of members of the Board of Directors at 15;

2. To vote on a proposal to elect 15 directors and six directors emeritus to serve for the ensuing year;

3. To vote on a proposal to ratify the appointment of KPMG Peat Marwick LLP to serve as independent certified public accountants of CSBI for the 1997 calendar year; and

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

Management at present knows of no other business to be presented at the meeting. If other matters properly come before the meeting, the persons named in the proxy will have discretionary authority to vote proxies with respect to such matters in accordance with the recommendation of the Board of Directors.

Shareholders of record at the close of business on March 15, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.


                              By Order of the Board of Directors
                              Century South Banks, Inc.



                              /s/ Susan Anderson
                              Susan J. Anderson, Senior Vice President
                              and Chief Financial Officer
                              Secretary-Treasurer


Gainesville, Georgia
March 24, 1997

YOU ARE URGED TO VOTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE, EVEN IF YOU DO PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU SO DESIRE, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                         [LOGO CENTURYSOUTHBANKS INC.]

                              POST OFFICE BOX 3366
                          GAINESVILLE, GEORGIA  30503



                                PROXY STATEMENT

This Proxy Statement is furnished to the Shareholders of Century South Banks, Inc. ("CSBI") in connection with the solicitation of proxies for the purposes stated herein by CSBI's Board of Directors for use at the Annual Meeting of Shareholders to be held at North Georgia College, Stewart Center for Continuing Education, Dahlonega, Georgia 30533, on April 23, 1997 at 2:00 p.m. Dahlonega, Georgia time, or any adjournments thereof. The approximate date of the mailing of this Proxy Statement and the accompanying proxy to the Shareholders is March 24, 1997. The cost of this solicitation of proxies will be borne by CSBI.

The Board of Directors encourages the personal attendance of Shareholders at the Annual Meeting, and the giving of the proxy does not preclude the right to vote in person should the person giving the proxy so desire. The person giving the proxy has the power to revoke the proxy at any time before the proxy is exercised. The proxy may be revoked by attending the Annual Meeting and voting in person, or by filing a subsequent proxy with the secretary of CSBI prior to or at the time of the Annual Meeting.

The close of business on March 15, 1997 has been fixed as the record date for the determination of Shareholders of CSBI entitled to vote at the Annual Meeting. At the close of business on that date, CSBI had issued and outstanding 7,767,459 shares of common stock, $1.00 par value per share, which were held of record by 1,955 shareholders. Each share of the common stock of CSBI is entitled to one vote on all matters to be voted upon. The affirmative vote of a majority of the outstanding shares of common stock shall be required as to the election of directors. The affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting shall constitute the affirmative act of the Shareholders regarding all other matters to be voted on at the Annual Meeting as set forth in this Proxy Statement.

The following matters will be voted upon at the Annual Meeting:

ITEM NUMBER 1 - ESTABLISHING THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS.

The By-laws of CSBI provide that the number of members of the Board of Directors shall be not less than five nor more than 25. The Board of Directors recommends that the number of members of the Board of Directors be established at 15. The By-laws of CSBI allow the Board of Directors to establish the number of directors emeritus to serve on behalf of CSBI. The Board of Directors has established that six directors emeritus shall be elected to serve on behalf of CSBI for the ensuing year. If a Shareholder specifies a choice on the proxy, the shares represented by the proxy will be voted as specified. If no specification is made, the shares represented by the proxy will be voted "FOR" approval of Item Number 1.

THE BOARD OF DIRECTORS OF CSBI RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF ITEM NUMBER 1 IN ORDER TO ESTABLISH THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS AT 15.

ITEM NUMBER 2 - ELECTION OF DIRECTORS

The persons listed below have been nominated for election to the Board of Directors of CSBI. Each of the nominees is currently serving as regular directors or directors emeritus of the Board of Directors of CSBI until the 1997 Annual Meeting of the Shareholders. The name, age, principal occupation and employment for the past five years of each of the regular and director emeritus nominees of CSBI are as follows:

Regular Directors
-----------------
____________________________________________________________________________
ROGER W. BENNETT
Director since 1996
Age 48

Mr. Bennett is the owner of Bennett's Aviation Company d/b/a Georgia Mobile Radio Sales, Lavonia, Georgia.

____________________________________________________________________________
E. H. CHAMBERS, JR.
Director since 1990
Age 66

Mr. Chambers is owner of Staircorp, LTD., Gainesville, Georgia.

____________________________________________________________________________
WILLIAM L. CHANDLER
Director since 1996
Age 74

Mr. Chandler is owner of Chandler Farm, and is President of Chandler-Stovall, a real estate investment and management company in Danielsville, Georgia.

____________________________________________________________________________
CLARENCE B. DENARD
Director since 1995
Age 64

Mr. Denard is a realtor in Dawsonville, Georgia.

____________________________________________________________________________
JAMES A. FAULKNER
Director since 1981
Age 52

Mr. Faulkner is President and Chief Executive Officer of CSBI.

____________________________________________________________________________
THOMAS T. FOLGER, JR.
Director since 1981
Age 62

Mr. Folger is a partner in Folger Poultry Farms.

____________________________________________________________________________

____________________________________________________________________________
SHERMAN GREEN
Director since 1981
Age 66

Mr. Green is owner of Greenbriar Shopping Center and Butler Furniture.

____________________________________________________________________________
J. RUSSELL IVIE
Director since 1981
Age 61

Mr. Ivie is Chairman of the Board of CSBI.

____________________________________________________________________________
DUDLEY K. OWENS
Director since 1990
Age 40

Mr. Owens is owner of Wash World,Inc.

____________________________________________________________________________
WILLIAM D. REEVES
Director since 1995
Age 68

Mr. Reeves is a real estate developer in Duluth, Georgia.

____________________________________________________________________________
C. J. (JIM) SISSON
Director since 1993
Age 56

Mr. Sisson is President of Sisson Log Homes, Blue Ridge, Georgia.

____________________________________________________________________________
E. PAUL STRINGER
Director since 1981
Age 65

Mr. Stringer is owner and operator of Stringer Insurance Agency.

____________________________________________________________________________
MYRON B. TURNER
Director since 1995
Age 55

Mr. Turner is the Youth Apprenticeship coordinator for the Union County Board of Education. Previously, Mr. Turner was General Manager of Builders Way in Blairsville, Georgia from April, 1993 to July, 1995. Mr. Turner was a Sears Roebuck & Co. authorized merchant in Blairsville, Georgia for the previous 23 years.

______________________________________________________________________________

______________________________________________________________________________
AL J. WIMPY
Director since 1996
Age 57

Mr. Wimpy is President of Appalachian Material Service, Inc.

______________________________________________________________________________
GEORGE A. WINN
Director since 1995
Age 56

Mr. Winn is Division Manager of Gold Kist Inc. Northwest Georgia Poultry Division in Ellijay, Georgia.
______________________________________________________________________________
Directors Emeritus
------------------

J. E. Owens
Director Emeritus since 1990
Age 77

Mr. Owens is the owner of Owens Farms.

_____________________________________________________________________________
James H. Sanders, Sr.
Director Emeritus since 1990
Age 77

Mr. Sanders is a retired Colonel from the U. S. Army.

______________________________________________________________________________
Forrest J. Sisk, Sr.
Director Emeritus since 1991
Age 76

Mr. Sisk is retired.

_____________________________________________________________________________
Glen W. Marshall
Director Emeritus since 1995
Age 72

Mr. Marshall is retired.

_____________________________________________________________________________
Rodney B. McCombs
Director Emeritus since 1995
Age 63

Mr. McCombs is retired.

_____________________________________________________________________________
J. Marvin Anderson
Director Emeritus since 1996
Age 71

Mr. Anderson is retired and is part owner of Dahlonega Feed and Poultry.

_____________________________________________________________________________

All nominees for director have been engaged in their respective principal occupations and associated with their respective employers for the past five years with the exception of Myron B. Turner. The business locations for all nominees for director are in Dahlonega, Georgia, unless otherwise noted above.

J. E. Owens, a director emeritus who has been nominated for re-election, is the father of Dudley K. Owens, currently a regular director who has also been nominated for re-election. There are no family relationships among the nominees for regular or directors emeritus or between any nominee and any executive officer of CSBI other than as described above.

If a Shareholder specifies a choice on the proxy, the shares represented by the proxy will be voted for the nominees as specified. If no specification is made and the power to vote the shares is not withheld, the shares represented by the proxy will be voted "FOR" each nominee for regular and director emeritus named on the proxy.

THE BOARD OF DIRECTORS OF CSBI RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF ITEM NUMBER 2 IN ORDER TO ELECT THE SLATE OF 15 DIRECTORS AND THE SIX DIRECTORS EMERITUS SET FORTH ABOVE.

Board Committees and Meetings
-----------------------------

The Board of Directors of CSBI held 12 meetings during the year ended December 31, 1996. All of the directors attended at least 75% of the aggregate of such meetings.

Certain information regarding the functions of the various committees of the Board of Directors of CSBI and their present membership is presented below.

   The Audit Committee annually reviews and recommends to the Board of Directors the firm to be engaged as independent certified public accountants of CSBI for the next calendar year, reviews the plan and results of the audit engagement with the independent certified public accountants, inquires as to the adequacy of CSBI's internal control structure, and considers each professional service provided by the independent certified public accountants, and whether the providing of such service impairs the independence of the accountants. The members of the Audit Committee are:
   Myron B. Turner, Dudley K. Owens, Al J. Wimpy and Clarence B. Denard. Cecil Holcomb, Internal Auditor, serves as ex-officio member of the Audit Committee. The Audit Committee met four times during 1996.

   The Nominating Committee nominates individuals to serve as members of the Board of Directors. The members of the Nominating Committee are: J. Marvin Anderson, Thomas T. Folger, Jr. and James A. Faulkner. The Nominating Committee met one time during 1996.

   The Personnel and Compensation Committee ("Compensation Committee") periodically reviews the compensation and other benefits provided to personnel of CSBI and advises the Board of Directors with respect to such compensation. The members of the Compensation Committee are: James A. Faulkner, Thomas T. Folger, Jr., J. Russell Ivie, E. H. Chambers, Jr., George
   A. Winn and E. Paul Stringer. The Compensation Committee met three times during 1996.

Director Compensation
---------------------

Officers of CSBI who are also regular directors do not receive any fee or remuneration for services as members of the Board of Directors. In 1996, non-management regular directors of CSBI received a fee of $500.00 per month and $75 per committee meeting, with the exception that members of the loan committee received $100 per committee meeting and members of the executive committee received $300 per committee meeting attended for their services. Directors Emeritus do not receive any fee or revenue from CSBI and are not required to attend directors' meetings.


                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of CSBI's outstanding common stock by (i) the current director nominees and executive officers named herein, and (ii) all executive officers and the current directors as a group, as of March 1, 1997. Unless otherwise indicated, the listed persons are the owners of record and have sole voting and investment powers over their shares.

--------------------------------------------------------------------------------

                                           Amount and Nature            Percent
Name                                    of Beneficial Ownership        of Class*

--------------------------------------------------------------------------------
Roger W. Bennett                                173,486/1/                2.2
E. H. Chambers, Jr.                              18,726/2/                *
William L. Chandler                             236,992/3/                3.1
Clarence B. Denard                               27,992/4/                *
Gary L. Evans                                    12,289/5/                *
James A. Faulkner                                98,714/6/                1.3
Thomas T. Folger, Jr.                           174,633/7/                2.2
Sherman Green                                       57,540                *
J. Russell Ivie                                 295,865/8/                3.8
Dudley K. Owens                                  51,928/9/                *
William D. Reeves                               57,545/10/                *
C. J. (Jim) Sisson                               2,025/11/                *
E. Paul Stringer                               228,882/12/                2.9
Myron B. Turner                                  1,747/13/                *
Al J. Wimpy                                     34,000/14/                *
George A. Winn                                   3,818/15/                *

All Executive Officers and                   1,506,676/16/               19.4
Current Directors as a Group (18 persons)

_______________________________
* less than 1% not applicable

/1/ Includes 35,166 shares owned individually, 41,649 shares owned as custodian for his children and 96,671 shares owned by his father, sister and niece for which he has power of attorney.

/2/ Includes 8,822 shares owned individually, and 9,904 shares held in a self-directed retirement account.

/3/ Includes 112,000 shares owned individually and 124,992 shares owned by Chandler-Stovall Corp. Does not include 5,600 shares owned by his wife individually to which he disclaims beneficial ownership.

/4/ Includes 9,243 shares owned individually and 18,749 shares held in street name in a retirement account owned individually. Does not include 4,239 shares held in street name owned by his wife to which he disclaims beneficial ownership.

/5/ Includes 4,060 shares owned individually, 7,229 shares held in a 401(k)/ESOP plan, and 1,000 shares under the CSBI Incentive Stock Option Plan to which he disclaims beneficial ownership.

/6/ Includes 73,087 shares owned individually, 56 shares owned jointly with his wife, 2,000 shares held in street name owned jointly with his wife, 15,571 shares held in a 401(k)/ESOP plan, 5,000 shares of restricted stock options and 3,000 shares under the CSBI Incentive Stock Option Plan both to which he disclaims beneficial ownership.

/7/ Includes 167,823 shares owned individually, 5,234 shares held in a self-directed retirement account owned individually and 1,576 shares held in street name in a retirement account owned individually. Does not include 19,239 shares owned individually by his wife, and 4,605 shares owned by his wife jointly with their children.

/8/ Includes 143,814 shares owned individually, 14,434 shares owned jointly with his wife, 16,506 shares held in street name, 19,277 shares for which he serves as trustee under the will of his father, 14,429 shares held in street name owned individually in a retirement account, 30,357 shares held in street name owned by the Ivie Family Limited Partnership, 43,809 shares owned by the Ivie Family Limited Partnership, 13,122 shares held in a 401(k)/ESOP plan and 117 shares owned as custodian for his son. Does not include 117 shares owned by his wife to which he disclaims beneficial ownership.

/9/ Includes 45,084 shares owned individually and 6,844 shares owned as custodian for his children.

/10/ Includes 57,545 shares owned individually. Does not include 7,018 shares owned by his wife to which he disclaims beneficial ownership.

/11/ Includes 2,025 shares owned individually. Does not include 2,502 shares owned by his daughter to which he disclaims beneficial ownership.

/12/ Includes 200,262 shares owned individually, 5,946 shares owned jointly with his wife and children, 750 shares owned jointly with his wife, 18,924 shares owned by his insurance agency for which he has exclusive voting rights, and 3,000 shares held in a retirement account owned individually. Does not include 43,164 shares owned individually by his wife or 1,904 shares held in street name in a retirement account owned individually by his wife to which he disclaims beneficial ownership.

/13/ Includes 1,747 shares owned individually. Does not include 1,164 shares owned by his wife to which he disclaims beneficial ownership.

/14/ Includes 34,000 shares owned individually. Does not include 34,965 shares owned by his wife to which he disclaims beneficial ownership.

/15/ Includes 2,043 shares owned jointly with his wife and 1,775 shares held in street name owned jointly with his wife.

/16/ Includes 2,000 shares available to two officers under the CSBI Incentive
     Stock Option Plan in addition to the options disclosed in footnotes 3 and 4 above to which beneficial ownership is disclaimed.



                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Under rules established by the Securities and Exchange Commission, CSBI is required to provide certain data and information in regard to the compensation and benefits provided to CSBI's chief executive officer and to one additional executive officer. The disclosure requirements for the named executive officers include the use of tables and a report explaining the rationale and consideration that led to fundamental executive compensation decisions affecting these individuals.

The following table shows all cash and noncash compensation paid or accrued over the past three years for the chief executive officer and the named executive officer.

                          SUMMARY COMPENSATION TABLE

                                                                        Long Term
                                                                       Compensation
                                                                       -------------
                                          Annual Compensation             Awards
                                      --------------------------       -------------
                                                                        Securities
                                                                        Underlying        All Other
          Name and Principal                     Salary      Bonus       Options         Compensation
          Position                   Year         ($)         ($)          (#)             ($)/(1)/
          --------------------       ----        -------    ------     ------------       -----------
          James A. Faulkner,         1996       210,000       400          -0-               4,835
          President and CEO
                                     1995       195,000       400          -0-               4,741
                                     1994       150,000       500         5,500              4,741

          Gary L. Evans,  Senior     1996       113,250       400          -0-               3,372
          Vice President, CCO and
          Assistant Secretary
                                     1995       105,000    15,350          -0-               3,191
                                     1994        97,000    21,150         1,000              3,015

/(1)/ Includes deferred compensation of $3,600 for Mr. Faulkner and $2,250 for Mr. Evans and insurance premiums paid by CSBI in the amount of $1,235 for Mr. Faulkner in 1996 and $1,141 in 1995 and 1994 and for Mr. Evans $1,122 in 1996, $941 in 1995 and $765 in 1994.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES


The following table shows stock option exercises by the named executive officers during 1996, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 1996. Also reported is the positive spread between the exercise price of any such existing options and the year end price of the common stock of CSBI.

                                                       Securities Underlying Unexercised        Value of Unexercised In-the-Money
                          Shares                             Options at FY-end (#)                    Options at FY-end($)
                       Acquired on        Value              ---------------------                    --------------------
        Name           Exercise (#)    Realized ($)        Exercisable/Unexercisable                Exercisable/Unexercisable
-------------------    ------------    ------------        -------------------------                -------------------------
James A. Faulkner          -0-             -0-                        5,000/0                             $ 65,000 /$0
                           -0-             -0-                        3,000/0                             $ 18,000 /$0
Gary L. Evans              -0-             -0-                        1,000/0                             $  6,000 /$0


              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

                               PERFORMANCE GRAPH

The following is a performance graph comparing CSBI's cumulative total shareholder return with the total return of (i) a performance indicator of broad equity market index that includes companies whose securities are traded on the Nasdaq Stock Market. CSBI has selected the Nasdaq Stock Market (US Companies) as the broad equity market index. This index includes all domestic common shares traded on the NASDAQ National Market Value Index; and, (ii) a peer group comparison. The peer group comparison is the Media General Industry Group which was comprised of 96 South Atlantic Banks.


                       [PERFORMANCE GRAPH APPEARS HERE]

Board Compensation Committee Report
-----------------------------------

The Compensation Committee approves compensation objectives and policy for all employees and sets compensation for CSBI's executive officers, including the individuals named in the Summary Compensation Table. The Compensation Committee reviewed information relative to CSBI's performance compared to a peer group consisting of 26 banking organizations in the State of Georgia, Florida, North Carolina and South Carolina ranging in size from $500 million in assets to $1 billion in assets and from $500 to 900 million in assets. This information included comparisons by asset size, return on assets, and CEO's compensation.
In addition the Compensation Committee reviewed salary survey data prepared by the Georgia Bankers Association, as well as a survey of CSBI's stock performance compared to other companies of similar size. In addition, the committee reviewed five proxy compensation tables from banking organizations of similar size. CSBI's performance as measured through earnings-per-share growth and return on assets performance was significantly improved in 1996 over 1995. It is the consensus of the Compensation Committee that salaries of the executive officers of the Company, including Mr. Faulkner's salary, be comparable to the median salaries of the peer group. In 1995, the Compensation Committee with the approval of the shareholders approved an Incentive Compensation Plan for the executive officers and certain senior officers of the Company and its affiliates. The plan was based on performance ratios established by the Compensation Committee in consultation with KPMG Peat Marwick. Actual salaries were awarded based upon individual performance as well as the overall performance of the Company. Messrs. Faulkner and Ivie abstained from voting on all matters regarding their compensation.

E. H. Chambers, Jr.           J. Russell Ivie
James A. Faulkner             E. Paul Stringer
Thomas T. Folger, Jr.         George A. Winn


Incentive Stock Option Plan
---------------------------

CSBI has adopted an Incentive Stock Option Plan (the "ISO Plan") pursuant to which an aggregate of 50,000 shares of Common Stock could be granted. The ISO Plan authorizes CSBI to grant incentive stock options to eligible employees as determined by the ISO Plan. The ISO Plan is administered by the Compensation Committee, which determines those eligible employees to whom options will be granted and the number of options granted to each eligible employee. The Compensation Committee also prescribes the terms and conditions of each option granted, including the purchase price per share which is subject to each option. During 1996, no options were granted under the ISO Plan.


Employment and Severance Agreements
-----------------------------------

Messrs. Faulkner and Evans have entered into employment agreements with CSBI. These agreements, which are substantially similar, are for one year terms ending on November 1, 1997 and provide compensation to the officers in the form of annual base salaries in the amount of $210,000 for Mr. Faulkner and $113,250 for Mr. Evans in 1996. These agreements shall automatically renew for one year terms without further action by the parties, commencing on the one year anniversary of the agreements and each anniversary thereafter unless written notice that these agreements shall not be so extended is provided by either party to the other party at least 90 days prior to any said anniversary date.

The employment agreements also provide that in the event of termination of employment by CSBI other than for cause the officer will receive severance benefits equal to the remaining term under the one year contract. In the event of the termination of employment by the officer for reasons such as material change by CSBI in the officers' duties and responsibilities or as a result of merger or consolidation of CSBI, or the death or disability of the officer, the officer shall receive severance benefits from CSBI. These severance benefits are equal to two and eleven twelfths (2-11/12) multiplied by the officers annual compensation from CSBI, including salary, bonuses, all perquisites, and all other forms of compensation paid to officer for his benefit or the benefit of his family for the fiscal year ended immediately preceding the date of change of control.

Defined Contribution Plan
-------------------------

The Board of Directors of CSBI converted its 401(k) retirement plan into the employee stock ownership plan of CSBI ("ESOP") effective as of January 1, 1989. All employees of CSBI and its subsidiaries who meet the minimum age, minimum hours worked and related requirements may participate in the ESOP. The amount set aside for the ESOP each year is based on the number of participants in the ESOP and the amount of contributions by the participants through salary deductions. CSBI's contribution to the ESOP for the year ended December 31, 1996 was $318,000. Contributions made by CSBI during such year were $5,250 for Mr. Faulkner and $4,222 for Mr. Evans. Messrs. Faulkner and Evans are fully vested pursuant to the terms of the ESOP. Messrs. Faulkner and Ivie did not serve as administrator of either the Incentive Stock Option Plan or the development of the Incentive Bonus Plan.


Deferred Compensation Plan
--------------------------

CSBI has entered into salary continuation agreements with James A. Faulkner and Gary L. Evans. These agreements provide for CSBI to pay death and disability benefits to them or their beneficiaries, subject to certain vesting requirements and other limitations, and are funded by life insurance policies. No benefits were paid under these agreements in 1996.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

The Compensation Committee is comprised of: Thomas T. Folger, Jr., E. H. Chambers, Jr., J. Russell Ivie, James A. Faulkner, E. Paul Stringer and George
A. Winn.

Messrs. Ivie and Faulkner are officers and employees of CSBI. E. Paul Stringer, director, is the owner of Stringer Insurance Agency in Dahlonega, Georgia, which was paid insurance premiums during 1996 by CSBI and its subsidiaries in an amount equal to $143,754 for insurance services.


Transactions with Management
----------------------------

In the ordinary course of banking business, CSBI and its subsidiaries have had and anticipate that they will continue to have transactions with various directors, officers, principal shareholders of CSBI, and their associates. All loans and commitments to extend loans included in such transactions were made substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with other unaffiliated persons. In the opinion of the Board of Directors such loans and commitments do not involve more than a normal risk of collectibility or present any other unfavorable features. In the Board of Directors' opinion, the aggregate amount of extensions of credit outstanding at any time from January 1, 1996 to date of a director, director nominee, executive officer or principal security holder and their associates did not exceed the maximum permitted under applicable banking regulations.

William D. Reeves, director, is a party to a lease agreement with a subsidiary of CSBI for a term ending in June, 1999 with a five year renewal option, at a rate which the parties believe to be fair market value. Mr. Reeves received $162,837 from lease payments in 1996.


ITEM NUMBER 3 - RATIFICATION OF ACCOUNTANTS

The Board of Directors has appointed the firm of KPMG Peat Marwick LLP to serve as independent certified public accountants of CSBI for the calendar year ending December 31, 1997, subject to ratification by the Shareholders of CSBI. KPMG Peat Marwick LLP has served as independent certified public accountants of CSBI since 1983.

CSBI expects a representative of KPMG Peat Marwick LLP to attend the Annual Meeting of the Shareholders and expects that the representative will have the opportunity to make a statement if he desires to do so. It is further anticipated that such representative will be available to respond to appropriate questions.

If a Shareholder specifies a choice on the proxy, the shares represented by the proxy will be voted as specified. If no specification is made, the shares represented by the proxy will be voted "FOR" approval of Item Number 3.

THE BOARD OF DIRECTORS OF CSBI RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF ITEM NUMBER 3 IN ORDER TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.



     FILINGS UNDER SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires CSBI's officers and directors, and persons who own more than 10% of the common stock of CSBI, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the Nasdaq National Market System.

Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish CSBI with copies of all Section 16(a) forms they file. CSBI is not aware of any beneficial owner of more than 10% of its common stock.

Based solely upon a review of the copies of the forms furnished to CSBI, CSBI believes that during the 1996 fiscal year all filings applicable to its officers and directors were complied with except that Roger W. Bennett failed to timely file a Form 3 and William D. Reeves failed to timely file a Form 4.

                             SHAREHOLDER PROPOSALS

Any proposal that a Shareholder intends to present at the 1998 Annual Meeting must be received at CSBI's principal executive offices (please address to the attention of Susan J. Anderson, Corporate Secretary, Century South Banks, Inc.,
P. O. Box 3366, Gainesville, Georgia 30503), not later than November 21, 1997.

                                 OTHER BUSINESS

Action will be taken on whatever other business may properly come before the meeting. The Board of Directors is not aware of any other business matters to be considered at the Annual Meeting. If other matters properly come before the meeting, the persons named in the proxy will have discretionary authority to vote proxies with respect to such matters and in accordance with the recommendations of the Board of Directors.

No director has informed CSBI that he intends to oppose any recommended action as specified in the Proxy Statement. All directors have an interest in the vote regarding the election of directors to office.

The Board of Directors urges you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person.
                      --------------
If you do attend, you may then withdraw your proxy.

                    [LOGO OF CENTURYSOUTHBANK APPEARS HERE]

      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON APRIL 23, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  The undersigned shareholder(s) of Century South Banks, Inc. ("CSBI") appoint(s) Susan J. Anderson, J. Marvin Anderson, and James H. Sanders, Sr., and each of them, as proxies with full power of substitution, acting by majority or by any of them if only one is present and acting, to vote all shares of common stock of CSBI which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on April 23, 1997 at North Georgia College, Stewart Center for Continuing Education, Dahlonega, Georgia 30533, at 2:00 p.m., Dahlonega, Georgia time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE FOLLOWING
PROPOSALS:
 1. Proposal to establish the number of members of the Board of Directors at
15.
               [_] FOR      [_] AGAINST   [_] ABSTAIN
 2. Election of Directors:
               FOR all nominees listed below    WITHHOLD AUTHORITY
               (except as marked to the         to vote for all the nominees
               contrary below) [_]              listed below [_]

ROGER W. BENNETT; E.H. CHAMBERS, JR.; WILLIAM L. CHANDLER; CLARENCE B. DENARD; JAMES A. FAULKNER; THOMAS T. FOLGER, JR.; SHERMAN GREEN; J. RUSSELL IVIE;
DUDLEY K. OWENS; WILLIAM D. REEVES; C.J. (JIM) SISSON; E. PAUL STRINGER; MYRON
B. TURNER, AL J. WIMPY AND GEORGE A. WINN. DIRECTORS EMERITUS: J.E. OWENS;
JAMES H. SANDERS, SR.; FORREST J. SISK, SR.; GLEN W. MARSHALL; RODNEY B.
MCCOMBS AND J. MARVIN ANDERSON.
   Instructions: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below:
--------------------------------------------------------------------------------

 3. Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent certified public accountants of CSBI for the year ending December 31, 1997.
  [_] FOR       [_] AGAINST        [_] ABSTAIN
 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PROXIES MUST BE RECEIVED BY CSBI PRIOR TO THE COMMENCEMENT OF THE ANNUAL MEETING IN ORDER TO BE VOTED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET OUT IN 1 AND 3 ABOVE AND FOR EACH NOMINEE LISTED IN 2 ABOVE. THE PROXY MAY BE REVOKED BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, OR BY FILING A SUBSEQUENT PROXY WITH THE SECRETARY OF CSBI PRIOR TO OR AT THE TIME OF THE ANNUAL MEETING.

                                             ----------------------------------
                                             Signature of Shareholder(s)
                                             ----------------------------------
                                             Signature of Shareholder(s)
                                             ----------------------------------
                                             (Please be sure to date)

IF THE STOCK IS HELD BY JOINT TENANTS, OR IN THE NAME OF MORE THAN ONE PERSON, ALL HOLDERS SHOULD SIGN. Signatures should correspond exactly with the name(s) appearing on the label above. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership's name by authorized person(s). If signing as attorney, execu-tor, trustee, administrator, guardian or custodian, please indicate the capac-ity in which you are acting. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.